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                                                                   Exhibit 10.51


                 THIRD AMENDMENT TO SECURITY AND LOAN AGREEMENT
                              AND ADDENDUM THERETO

                This Third Amendment ("Amendment") amends that certain Security and Loan Agreement ("Security and Loan Agreement") and the attached Addendum ("Addendum" and together with the Security and Loan Agreement the "Agreement") both dated June 9, 1998 between Imperial Bank ("Bank") and Alpha Microsystems ("Borrower") as follows:

1. Section 1 of the Security and Loan Agreement is amended by deleting the term "75%" therefrom and substituting the term "65%" therefore.

2. Section 1 of the Security and Loan Agreement is further amended by deleting the term "$2,000,000" therefrom and substituting the term "$4,000,000" therefore.

3. The First sentence in Section 5 of the Addendum is hereby amended to read as follows:

        "Bank will advance up to 65% of Eligible Accounts up to a maximum of $4,000,000 provided, however, that Bank, in its sole and absolute discretion may adjust the foregoing advance rate to a lower amount deemed prudent by Bank contingent upon "dilution" exceeding 15% on an annual basis as determined by Bank audit."

        The remainder of Section 5 of the Addendum will remain unchanged.

4.      Except as provided above, the Agreement remains unchanged.

5. A commitment fee of $20,000, equal to 1.00% (One Percent) of the $2,000,000 increase in the line of credit amount will be due upon execution hereof.

6.      A documentation fee of $1,500 will be due upon execution hereof.

7. This Amendment is effective as of 7/2/99 and the parties hereby confirm that the Agreement as amended is in full force and effect.

        ALPHA MICROSYSTEMS                      IMPERIAL BANK

        By: /s/ Douglas J. Tullio               By:
            ---------------------------------       ----------------------------
        Title: Chairman, CEO and President      Title:
               ------------------------------          -------------------------
        By: /s/ Jeffrey J. Dunnigan
            ---------------------------------
        Title: Vice President and
               Chief Financial Officer